UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 28, 2016

                           CYCLONE URANIUM CORPORATION
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


         Nevada                          0-17386               88-0227654
  ---------------------------       ------------------      -------------------
 (State or other jurisdiction      (Commission File No.)       IRS Employer
of incorporation)                                            Identification No.)

                                 1622 Monroe St.
                                Denver, CO 80206
                        ---------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (303) 800-0678
                                                       --------------
                          ____________________________
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain  Officers;  Eection of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     Between December 28 and December 30, 2016, James M. Seed, Gregory Schifrin and William Rapaglia resigned as directors of the Company.

     On January 12, 2017, James W. Creamer, III was appointed a director of the Company.

     Following Mr. Creamer's appointment, James G. Baughman resigned as an officer and director of the Company.

     Following Mr. Bauchman's resignation, Mr. Creamer, on January 12, 2017, became the Company's Chief Executive, Financial and Accounting Officer.

     Mr. Creamer (age 52) has served in leadership roles for several publicly traded companies since 2005 following a fifteen year Investment Banking career. From 2014 to 2016 Mr. Creamer served as Chief Financial Officer of WestMountain Gold, Inc. and served as a Director for the Company during 2016. Since 2011, Mr. Creamer has been the Principle of Corporate Solution Advisors, LLC which offers contract CFO services to small, growth oriented companies. From 2010 to 2011, Mr. Creamer served as Chief Financial Officer of NexCore Healthcare Capital Corp., following its acquisition of CapTerra Financial Group, Inc. In 2005, Mr. Creamer was hired by CapTerra Financial Group, Inc. as its Chief Financial Officer and served in that capacity until 2009 when he was named CapTerra's President and Chief Executive Officer and served in that position until CapTerra's acquisition by NexCore in 2010.

     Between 1990 and 2005, Mr. Creamer held positions as Vice President of Commercial Banking at Vectra Bank Colorado, Vice President of Investment Banking at J.P. Turner & Company, Director of Equity Research at Global Capital Securities and Vice President of Institutional Fixed Income Sales at Hanifen Imhoff, Inc.

     Mr. Creamer received a Bachelor of Science degree in Finance from Arizona State University and holds the Chartered Financial Analyst (CFA) designation.

                                    SIGNATURE

       Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2017                CYCLONE URANIUM CORPORATION



                                       By: /s/ James W. Creamer III
                                           -----------------------------------
                                           James W. Creamer, III
                                           Chief Executive Officer